UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2000 and for the six months ended June 30, 2001, and the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2001, have been prepared to illustrate the estimated effects of the Company’s acquisition of approximately 82%, 84% and 100% of the outstanding equity of Micro Fuel Cell Systems, Inc. (“MFCS”), SOFC Energy, Inc. (“SOFCE”) and Clean Power Industries, Inc. (“CPI”), respectively, pursuant to an Exchange Agreement between the Company and Fuel Cell Companies, Inc. (“FCCI”) and the officers of FCCI. The Unaudited Pro Forma Condensed Combined Statements of Operations for the periods were presented as if the acquisitions were consummated at the beginning of the fiscal year presented. The Unaudited Pro Forma Condensed Combined Balance Sheet was prepared as if the acquisitions were effective June 30, 2001. The Unaudited Pro Forma Condensed Combined Financial Information does not purport to represent what the Company’s financial position or results of operations would actually have been if such acquisitions had in fact occurred on such date. The Unaudited Pro Forma Condensed Combined Financial Information also does not purport to project the financial position or results of operations of the Company as of any future date or for any future period.

The Unaudited Pro Forma Condensed Combined Statement of Operations includes the historical sales and costs of the Company adjusted for the effects of the acquisitions.

The unaudited pro forma financial information should be read in conjunction with the Company’s consolidated financial statements and the related notes appearing in the Company’s Annual Report on Form 10-KSB/A and MFCS’s audited December 31, 2000 financial statements included with this Report.

                                         Unaudited Pro Forma Condensed Combined Balance Sheet
                                                          as of June 30, 2001

                                              Micro Fuel      SOFC
                                 TechSys,    Cell Systems,  Energy,       Pro Forma         Pro Forma
                                   Inc.          Inc.         Inc.       Adjustments         Combined
                               ------------  ------------   --------     -----------------  ----------
ASSETS:

Current Assets:
Cash and cash equivalents        $1,569,255      $100,779      $ 2,660      ($3,000) (3a)    $1,669,694
Accounts receivable, net             98,276             0            0                           98,276
Amounts due from affiliates         355,022             0            0     (355,022) (3a)             0
Notes Receivable                    527,000             0            0                          527,000
Other current assets                245,552             0            0                          245,552
                               ------------  ------------   -----------  -----------------  ------------
   Total Current Assets           2,795,105       100,779        2,660     (358,022)          2,540,522

Amounts due from officer            330,000             0            0                          330,000
Minority Investments              1,315,251             0            0                        1,315,251
Property and equipment, net         115,063             0            0                          115,063
Goodwill and intangibles, net       174,107             0            0    1,200,000  (3b)     1,374,107
Other assets                        380,178        14,775            0     (293,447) (3a)       101,506
                               ------------  ------------   -----------  -----------------  ------------
   Total Assets                  $5,109,704      $115,554       $2,660     $548,531          $5,776,449
                               ============  ============   ===========  =================  ============

LIABILITIES:

Current Liabilities:
Line of Credit                     $102,500            $0           $0           $0            $102,500
Accounts payable                    412,681        55,000            0                          467,681
Accrued expenses                    413,561             0            0      106,553  (3a)       520,114
Notes Payable-affiliates                  0             0            0      370,844  (3a)       370,844
                               ------------  ------------   -----------  -----------------  ------------
   Total Current Liabilities        928,742        55,000            0      477,397           1,461,139

Commitments and Contingencies

Stockholders' Equity:

Preferred Stock                           0         1,050            0       (1,050) (3d)             0

Common Stock                      8,535,279        55,713      200,000    1,021,800  (3a)     9,557,079
                                                                           (255,713) (3d)
Paid-in-capital                   1,976,746       536,425            0     (536,425) (3d)     2,075,784
                                                                             99,038  (3a)
Accumulated Deficit              (5,485,230)     (532,634)    (197,340)     729,974  (3d)    (6,471,720)
                                                                           (986,490) (3b)
Subscription receivable            (845,833)            0            0            0            (845,833)
                               ============  ============   ===========  =================  ============
   Total Stockholders' Equity     4,180,962        59,504        2,660       71,134           4,315,310
                               ------------  ------------   -----------  -----------------  ------------
Total Liabilities and
Stockholders' Equity             $5,109,704      $115,554       $2,660     $548,531          $5,776,449
                               ============= ============   ===========  =================  ============

                               Unaudited Pro Forma Condensed Combined Statement of Operations
                                             For the Year Ended December 31, 2000

                                               Micro Fuel        SOFC
                              TechSys,        Cell Systems,     Energy,        Pro Forma         Pro Forma
                                Inc.              Inc.            Inc.        Adjustments         Combined
                             --------------  ---------------    ----------   ---------------     --------------
Revenues:
Dry cleaning                    $1,144,809                $0            $0             $            $1,144,809
Consulting                         166,662                 0             0                             166,662
                             -------------   ---------------    ----------   ---------------     --------------
                                 1,311,471                 0             0                0          1,311,471

Cost of services                   939,721                 0             0                0            939,721
General and administrative       5,035,550           188,634             0                0          5,224,184
Research and development                 0           344,000             0                0            344,000
Depreciation and amortization       59,082                 0             0          240,000 (3c)       299,082
(Gain)/loss on sale of           (755,764)                 0             0                0          (755,764)
business
Costs of failed acquisition        322,609                 0             0                0            322,609
Interest (income) expense, net   (154,439)                 0             0           58,069 (3g)      (96,370)
                             --------------  ---------------    ----------   ---------------     --------------
  Total costs and expenses       5,446,759           532,634             0                           6,277,462
                                                                                    298,069
                             --------------  ---------------    ----------   ---------------     --------------
Loss before income taxes       (4,135,288)         (532,634)             0        (298,069)        (4,965,991)
Benefit for income taxes         (640,000)                 0             0          640,000 (3f)             0
                             --------------  ---------------    ----------   ---------------     --------------
Loss from continuing
operations                     (3,495,288)         (532,634)             0        (938,069)        (4,965,991)
                             ==============  ===============    ==========   ===============     ==============
Loss from continuing
operations per share               ($0.96)           ($0.04)         $0.00                             ($1.12)
                             ==============  ===============    ==========                       ==============
Basic and diluted weighted
  average shares outstanding     3,646,778        13,010,500             0     (12,230,500) (3d,e)   4,426,778
                             ==============  ===============    ==========   ===============     ==============

                                    Unaudited Pro Forma Condensed Combined Statement of Operations
                                                 For the Six Months Ended June 30, 2001

                                              Micro Fuel          SOFCE
                              TechSys,       Cell Systems        Energy,       Pro Forma          Pro Forma
                                Inc.             Inc.              Inc.       Adjustments         Combined
                              ------------  ---------------    ------------  -------------      ------------
Revenues:
Dry cleaning                     $603,955                $0             $0             $0          $603,955
Consulting                         47,223                 0              0                           47,223
                              ------------  ---------------    -----------   -------------      -------------
                                  651,178                 0              0              0           651,178
Cost of Services                  504,017                 0              0              0           504,017
General and administrative        919,788                 0         66,465              0           986,253
Research and Development                0                 0        525,000              0           525,000
Depreciation and amortization      27,191                 0              0        120,000  (3c)     147,191
Interest (income) expense, net   (37,473)                 0              0         29,035  (3g)      (8,438)
Other Income                            0                 0      (394,125)              0          (394,125)
                              ------------  ---------------    -----------   -------------      -------------
  Total costs and expenses      1,413,523                 0        197,340        149,035         1,759,898

                              ------------  ---------------    -----------   -------------      -------------
Loss before income taxes        (762,345)                 0      (197,340)      (149,035)        (1,108,720)

Benefit for income taxes        (226,500)                 0              0        226,500  (3f)           0
                              ------------  ---------------    -----------   -------------      -------------
Loss from continuing
operations                      (535,845)                 0      (197,340)      (375,535)        (1,108,720)
                              ============  ================   ===========   =============      =============
Loss from continuing
operations per share              ($0.14)             $0.00       ($0.005)                           ($0.24)
                              ------------  ---------------    -----------                      -------------
Basic and diluted weighted
  average shares outstanding    3,923,544        55,712,500     39,773,481   (94,705,981) (3d,e)  4,703,544
                              ============  ================   ===========   =============      =============

Notes to Unaudited Pro Forma Condensed Combined Financial Information

1.     Basis of Presentation

          The unaudited pro forma condensed combined financial information combines the historical consolidated balance sheet of TechSys, Inc. and subsidiaries (the "Company") as of June 30, 2001 with the historical consolidated balance sheets of Micro Fuel Cell Systems, Inc. ("MFCS") and SOFC Energy, Inc. ("SOFCE") after giving effect to the acquisitions as if the transaction occurred on June 30, 2001. Clean Power Industries, Inc. ("CPI") did not conduct any business in 2000 or 2001, and is therefore not part of the pro-forma financial information presented. SOFCE did not commence operations until 2001.

          The unaudited pro forma combined financial information combines the historical consolidated statements of operations of the Company for the year ended December 31, 2000 and for the six months ended June 30, 2001 with the statements of operations of MFCS and SOFCE for the same periods as if the transaction had occurred at the beginning of the year or period presented.

                     The Company has utilized the purchase accounting method related to the acquisitions. The value of the intangible assets and in-process research and development acquired by the Company is based on preliminary discussions by management with its outside valuation consultants. The value of these items will be updated based on the completion of their valuation.

           Not all of the data necessary for the completion of the required financial statements for MFCS for 2001 have been provided to the Company. Information for MFCS is not available for 2001. For purposes of the pro-forma information, the June 30, 2001 balance sheet of MFCS represents the audited balance sheet of MFCS as of December 31, 2000. No financial information for the six months ended June 30, 2001 is presented for MFCS. Upon the Company's receipt of information for 2001, the Company intends to amend this filing.

2.     Acquisitions

          On August 2, 2001, the Company, Fuel Cell Companies, Inc. ("FCCI") and certain executive officers of FCCI entered into an Exchange Agreement dated July 31, 2001 (the "Exchange Agreement") pursuant to which the Company acquired from FCCI all of the capital stock of MFCS, SOFCE and CPI owned by FCCI including all such capital stock previously owned, directly or indirectly, by the executive officers of FCCI.

          Consideration paid by the Company consisted of the Company's purchase and cancellation of notes (the "FCCI Notes") of FCCI for loans in the aggregate principal amount of $700,000, together with accrued interest thereon, and 780,000 shares of the Company's common stock. The loans to FCCI were made by a New York lender ("the Lender"), in which a Company Director is a founding partner. The Company issued to the Lender a promissory note ("the Company Promissory Note") for $725,866 representing principal plus accrued interest. The Company Promissory Note has an interest rate of 8% and is due and payable on or before October 29, 2001. In connection with the transaction, the Lender assigned all of its interests in the Company Promissory Note to TechTron, Inc. ("TechTron") which was the 100% participant in the loans to FCCI made by the Lender. Most of the outstanding shares of TechTron are owned by Alvins S. Trenk, a Director of the Company, Martin G. Jacobs, M.D., a Director of the Company and Steven L.Trenk, Chairman of the Board of Directors and President of the Company.

3.     Pro Forma Adjustments

          (a)  The pro forma adjustments include the estimated purchase price of $2,249,704. The estimated purchase price consists of $1,021,800, representing the value of 780,000 shares of the Company's common stock, or $1.31 per share, which was the fair market value of the Company's common stock on the date of the transaction, $725,866 representing the purchase and cancellation of FCCI note by the Company, $3,000 cash consideration paid to the officers of FCCI, $99,038 representing the fair market value of warrants issued to an outside service provider in connection with the transaction, of which a Director is a founding partner, and $400,000 of estimated transaction costs of which $293,447 was recorded by the Company as June 30, 2001 and included in other assets. In the pro forma balance sheet, the Company has netted the Company Promissory Note of $725,866 due to Techtron with the amounts due from affiliates of $355,022.

           (b)   The computation of excess purchase price over the net assets acquired is as follows:

         Estimated Purchase Price                             $2,249,704
         Net assets acquired                                      63,214
         Intangible assets acquired                            1,200,000
         In-process research & development                     1,129,082
                                                               ---------
         Negative goodwill                                     $ 142,592
                                                               ---------

           As the estimated purchase price is less than the net assets acquired, the resulting negative goodwill of $142,592 has been accounted for as an offset to in-process research and development.

           (c)  The intangible assets of MFCS and SOFCE, for pro-forma purposes, are amortized over an estimated useful life of five years. Additional amortization expense ($1,200,000 ÷ 5 yrs = $240,000) of $240,000 and $120,000 has been included in the unaudited pro forma condensed combined statements of operations for the year and period ended December 31, 2000 and June 30, 2001, respectively.

           (d)  The pro forma adjustments include the elimination of the preferred stock, common stock and stockholders' deficit accounts of MFCS and SOFCE as of June 30, 2001.

          (e)  A pro forma adjustment to increase the number of shares of the Company's common stock outstanding by 780,000, from 3,923,544 to 4,703,544 shares, has been recorded for the issuance of the Company's common stock in the transaction.

          (f)  The Company's benefit for income taxes has been eliminated in the accompanying unaudited pro forma condensed combined statements of operations as of December 31, 2000 and June 30, 2001, as the provision offset in the Company's discontinued operations is not included in the pro forma condensed combined statements of operations.

          (g)  A pro forma adjustment to record interest expense on the Company Promissory Note of $58,069 and $29,035 has been included in the unaudited pro forma condensed combined statements of operations for the year and period ended December 31, 2000 and June 30, 2001, respectively. The promissory note value is $725,866 and the interest rate is 8%.